Putnam VT Growth Opportunities Fund
The fund's portfolio
3/31/21 (Unaudited)

COMMON STOCKS (99.1%)(a)
	Shares	Value
Aerospace and defense (1.5%)
Boeing Co. (The)(NON)	28,696	$7,309,445
TransDigm Group, Inc.(NON)	14,212	8,355,519

		15,664,964
Automobiles (2.4%)
Tesla, Inc.(NON)(S)	39,432	26,337,816

		26,337,816
Biotechnology (0.4%)
Exact Sciences Corp.(NON)	17,723	2,335,537
Seagen, Inc.(NON)	12,726	1,767,132

		4,102,669
Capital markets (2.4%)
Interactive Brokers Group, Inc. Class A	50,731	3,705,392
London Stock Exchange Group PLC (United Kingdom)	78,093	7,471,531
S&P Global, Inc.	41,305	14,575,295

		25,752,218
Chemicals (1.7%)
LG Chemical, Ltd. (South Korea)	10,028	7,169,386
Sherwin-Williams Co. (The)	14,980	11,055,390

		18,224,776
Entertainment (3.2%)
Live Nation Entertainment, Inc.(NON)	140,697	11,910,001
Sea, Ltd. ADR (Thailand)(NON)	32,814	7,325,069
Walt Disney Co. (The)(NON)	85,120	15,706,342

		34,941,412
Equity real estate investment trusts (REITs) (1.3%)
American Tower Corp.(R)	58,220	13,918,073

		13,918,073
Food and staples retail (0.5%)
Walmart, Inc.	40,899	5,555,311

		5,555,311
Health-care equipment and supplies (3.7%)
Danaher Corp.	60,796	13,683,964
DexCom, Inc.(NON)	35,541	12,773,080
IDEXX Laboratories, Inc.(NON)	27,882	13,642,941

		40,099,985
Health-care providers and services (2.7%)
UnitedHealth Group, Inc.	79,704	29,655,467

		29,655,467
Hotels, restaurants, and leisure (3.7%)
Airbnb, Inc. Class A(NON)(S)	58,213	10,940,551
Booking Holdings, Inc.(NON)	3,519	8,198,707
Chipotle Mexican Grill, Inc.(NON)	7,902	11,227,320
DraftKings, Inc. Class A(NON)(S)	153,233	9,397,780

		39,764,358
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $44) (Private) (Germany)(NON)(F)(RES)	66	58

		58
Insurance (0.6%)
AIA Group, Ltd. (Hong Kong)	541,937	6,592,936

		6,592,936
Interactive media and services (8.8%)
Alphabet, Inc. Class C(NON)	26,508	54,835,244
Facebook, Inc. Class A(NON)	135,620	39,944,159

		94,779,403
Internet and direct marketing retail (8.7%)
Alibaba Group Holding, Ltd. (China)(NON)	254,780	7,209,777
Amazon.com, Inc.(NON)	26,024	80,520,338
MercadoLibre, Inc. (Argentina)(NON)	4,363	6,422,947

		94,153,062
IT Services (11.0%)
Mastercard, Inc. Class A	100,401	35,747,776
PayPal Holdings, Inc.(NON)	154,640	37,552,778
Square, Inc. Class A(NON)	21,561	4,895,425
Twilio, Inc. Class A(NON)	20,931	7,132,448
Visa, Inc. Class A	156,812	33,201,805

		118,530,232
Life sciences tools and services (1.1%)
Lonza Group AG (Switzerland)	21,033	11,758,808

		11,758,808
Machinery (1.1%)
Deere & Co.	32,535	12,172,645

		12,172,645
Media (1.3%)
Charter Communications, Inc. Class A(NON)	23,338	14,400,013

		14,400,013
Personal products (1.5%)
Estee Lauder Cos., Inc. (The) Class A	56,273	16,367,002

		16,367,002
Pharmaceuticals (1.7%)
Eli Lilly and Co.	99,486	18,585,975

		18,585,975
Professional services (1.2%)
CoStar Group, Inc.(NON)	15,482	12,724,501

		12,724,501
Road and rail (2.3%)
Uber Technologies, Inc.(NON)	142,027	7,741,892
Union Pacific Corp.	79,146	17,444,570

		25,186,462
Semiconductors and semiconductor equipment (5.5%)
Advanced Micro Devices, Inc.(NON)	61,784	4,850,044
Applied Materials, Inc.	168,730	22,542,328
NVIDIA Corp.	44,676	23,853,857
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	71,334	8,437,386

		59,683,615
Software (14.5%)
Adobe, Inc.(NON)	51,815	24,631,297
Avalara, Inc.(NON)	14,218	1,897,108
DocuSign, Inc.(NON)	48,299	9,778,133
Dynatrace, Inc.(NON)	130,478	6,294,259
Microsoft Corp.	425,640	100,353,143
ServiceNow, Inc.(NON)	26,046	13,025,865

		155,979,805
Specialty retail (3.7%)
Home Depot, Inc. (The)	52,470	16,016,468
O'Reilly Automotive, Inc.(NON)	22,008	11,163,558
TJX Cos., Inc. (The)	185,280	12,256,272

		39,436,298
Technology hardware, storage, and peripherals (8.2%)
Apple, Inc.	728,956	89,041,975

		89,041,975
Textiles, apparel, and luxury goods (3.2%)
lululemon athletica, Inc. (Canada)(NON)	41,772	12,811,890
Nike, Inc. Class B	159,568	21,204,992

		34,016,882
Wireless telecommunication services (1.2%)
T-Mobile US, Inc.(NON)	103,202	12,930,173

		12,930,173

Total common stocks (cost $528,246,698)		$1,070,356,894

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4,350.00	$72,608,538	$18,276	$1,333,826

Total purchased options outstanding (cost $1,549,805)				$1,333,826

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Seneca Biopharma, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$946.40	430	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (4.6%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.10%(AFF)	41,899,265	$41,899,265
Putnam Short Term Investment Fund 0.09%(AFF)	7,051,331	7,051,331
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04%(P)	1,040,000	1,040,000

Total short-term investments (cost $49,990,596)		$49,990,596
TOTAL INVESTMENTS

Total investments (cost $579,787,099)		$1,121,681,316

WRITTEN OPTIONS OUTSTANDING at 3/31/21 (premiums $484,314) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4,700.00	$72,608,538	$18,276	$366,352

Total				$366,352

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2021 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,079,612,042.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $58, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$33,985,125	$175,778,257	$167,864,117	$7,360	$41,899,265
	Putnam Short Term Investment Fund**	3,279,002	71,407,418	67,635,089	3,688	7,051,331

	Total Short-term investments	$37,264,127	$247,185,675	$235,499,206	$11,048	$48,950,596
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $41,899,265, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $42,532,528.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to gain exposure to securities.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$157,051,001	$—	$—
Consumer discretionary	226,498,639	7,209,777	58
Consumer staples	21,922,313	—	—
Financials	25,752,218	6,592,936	—
Health care	104,202,904	—	—
Industrials	65,748,572	—	—
Information technology	418,340,202	4,895,425	—
Materials	11,055,390	7,169,386	—
Real estate	13,918,073	—	—

Total common stocks	1,044,489,312	25,867,524	58
Purchased options outstanding	—	1,333,826	—
Warrants	—	—	—
Short-term investments	1,040,000	48,950,596	—

Totals by level	$1,045,529,312	$76,151,946	$58
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(366,352)	$—

Totals by level	$—	$(366,352)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$19,000
Written equity option contracts (contract amount)	$19,000
Warrants (number of warrants)	400
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com